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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: May 19,  2004
(Date of earliest event reported)



Residential Asset Mortgage Products, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE                                 333-110437             41-1955181
(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
Incorporation)                          File Number)        Identification No.)

8400 Normandale Lake Blvd.                                   55437
Suite 250                                                  (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 5.           Other Events.

         On May 27, 2004, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS5 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee.

         In connection with the sale of the Certificates, the Registrant has been advised by Credit Suisse First Boston LLC (the "Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-110437, which Collateral Term Sheets are being filed electronically as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.


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Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits


          (a) Financial Statements.

                  Not applicable.

          (b) Pro Forma Financial Information.

                  Not applicable.

          (c)     Exhibits


                           ITEM 601(A) OF
                           REGULATION S-K
EXHIBIT NO.                EXHIBIT NO.                        DESCRIPTION

             1                      99                    Collateral Term Sheets


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             Pursuant to the  requirements  of the  Securities  Exchange  Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          RESIDENTIAL ASSET MORTGAGE
                                          PRODUCTS, INC.

                                          By:    /s/ Joseph Orning
                                          Name:  Joseph Orning
                                          Title: Vice President

Dated: May 19, 2004


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                                  EXHIBIT INDEX



         Item 601(a) of     Sequentially
Exhibit  Regulation S-K     Numbered
Number.  Exhibit No.        Description               Page

1        99                 Collateral Term Sheets    Filed Electronically

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